UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURTIES AND EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 31, 2001

                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)




            Maryland                      0-19861                33-0675505
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


          1401 Dove Street Newport Beach, CA                   92660
       (Address of Principal Executive Offices)              (Zip Code)



       Registrant's telephone number, including area code: (949) 475-3600

Item 9. Regulation FD

     Impac Mortgage Holdings, Inc. ("IMH"), a real estate investment trust ("REIT"), is announcing the posting of its unaudited Monthly Fact Sheet, which will be available on the Company's web site at www.impaccompanies.com.

                                                                                   For the                For the
                                                                                 Month Ended             Year Ended
The REIT (in millions)                                                      6/30/01        5/31/01        12/31/00
                                                                           ---------      ---------      ---------
Total Assets                                                               $ 2,177.5      $ 1,966.4      $ 1,898.8
                                                                           ---------      ---------      ---------
Long Term Investment Operations
        (in millions, except Average Size of Loan)

Collateralized Mortgage Obligations ("CMO") Collateral (a)                 $ 1,439.8      $ 1,502.2      $ 1,373.0
                                                                           ---------      ---------      ---------
Finance Receivables (b)                                                    $   429.6      $   331.9      $   405.4
                                                                           ---------      ---------      ---------
Mortgage Loans Held For Investment  ("LHFI")( c )                          $   199.9      $    21.3      $    16.7
                                                                           ---------      ---------      ---------
Investment Securities Available for Sale (d)                               $    31.8      $    32.2      $    36.9
                                                                           ---------      ---------      ---------
Total Mortgage Assets (a+b+c+d)                                            $ 2,101.1      $ 1,887.6      $ 1,832.0
                                                                           ---------      ---------      ---------
Total Gross Loan Receivables  (a+b+c)                                      $ 2,069.3      $ 1,855.4      $ 1,795.1
                                                                           ---------      ---------      ---------
Gross Loan Receivables
   Percentage of Fixed                                                            19%            21%            26%
                                                                           ---------      ---------      ---------
   Percentage of Adjustable                                                       81%            79%            74%
                                                                           ---------      ---------      ---------
   Weighted Average Coupon                                                      8.89%          9.08%          9.34%
                                                                           ---------      ---------      ---------
   Weighted Average Margin                                                      3.90%          4.01%          4.17%
                                                                           ---------      ---------      ---------
   Weighted Average Loan to Value                                                 84%            85%            85%
                                                                           ---------      ---------      ---------
   Average Size of Loan (in thousands)                                     $   152.9      $   147.4      $   139.9
                                                                           ---------      ---------      ---------
   Credit Grade: "A, A-"                                                          95%            94%            90%
                                                                           ---------      ---------      ---------
   Credit Grade:  "B" and Below                                                    5%             6%            10%
                                                                           ---------      ---------      ---------
   Total Nonperforming Loans (90 days+, including real estate owned)       $    56.1      $    56.5      $    43.7
                                                                           ---------      ---------      ---------
   Loan Delinquency Rate (60 days +)                                            4.38%          4.65%          4.89%
                                                                           ---------      ---------      ---------
Warehouse Lending Operations (in millions)

Average Outstanding Finance Receivables with Outside Customers             $   205.6      $   217.2      $   135.3
                                                                           ---------      ---------      ---------
Average Finance Receivables                                                $   414.3      $   435.5      $   455.7
                                                                           ---------      ---------      ---------
Total Outstanding Warehouse Lines Approved to Outside Customers            $   383.0      $   405.0      $   391.5
                                                                           ---------      ---------      ---------
Mortgage Operations (in millions, except Master Servicing Portfolio)
    Portfolio)
Total Loan Production                                                      $   266.4      $   271.9      $ 2,112.7
    Percentage of Fixed                                                           51%            55%            74%
                                                                           ---------      ---------      ---------

    Percentage of Adjustable                                                      49%            45%            26%
                                                                           ---------      ---------      ---------

Master Servicing Portfolio (in billions)                                   $     4.8      $     4.7      $     4.0
                                                                           ---------      ---------      ---------
    Weighted Average Coupon                                                     9.28%          9.36%          9.61%
                                                                           ---------      ---------      ---------
    Loan Delinquency Rate (60+ days)                                            5.02%          4.86%          4.24%
                                                                           ---------      ---------      ---------
                 Impac Direct Access System for Lending
IDASL Utilization (in millions)
Volume Submitted                                                           $   731.1      $   642.5      $ 3,052.3
                                                                           ---------      ---------      ---------
Approval Rate                                                                     69%            71%            58%
                                                                           ---------      ---------      ---------


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No opinion, advice, statement or other information ("Information") contained or provided herein or hereby is intended or shall be construed as a prediction of the performance of any security, fund, or obligation. Reliance upon any Information shall be at the sole risk of the reader. Prior to the execution of a purchase or sale or any security or investment, you are advised to consult with your broker or other financial advisor or other professionals as appropriate. Neither IMPAC, its affiliates, information providers or content providers shall have any liability for investment decisions based upon, or the results obtained from the Information. The Information provided herein is unaudited and neither IMPAC, its affiliates, information providers or content providers guarantee or warrant the timeliness, sequence, accuracy, or completeness of the Information. Nothing contained in this Web site is intended to be, nor shall be construed as, investment advice. You acknowledge that the Information is not provided for trading purposes.
--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        IMPAC MORTGAGE HOLDINGS, INC.



                                        Date: July 31, 2001

                                        By: /s/ Richard J. Johnson
                                                --------------------------
                                        Name:   Richard J. Johnson
                                        Title:  Executive Vice President
                                                and Chief Financial Officer